Homestead Funds, Inc.

Supplement Dated April 12, 2006
To The Prospectus Dated May 1, 2005

This supplement describes anticipated changes to the investment structure of the International Stock Index
Fund. Please read this supplement carefully and keep it with your prospectus for future reference.

Subject to shareholder approval, the International
Stock Index Fund (the "Fund") will be restructured from a passively managed index fund to an actively managed fund on June 12, 2006. Currently, the Fund's investment objective is to match as closely as possible, before Fund expenses, the performance of the Morgan
Stanley Capital International Europe, Australasia, and
Far East Index (the "Index"). As an actively managed fund, the Fund will no longer seek to match the performance of the Index, but will instead seek long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.
In connection with this change in investment objective the Fund will be renamed the International Value Fund and will be managed by RE Advisers Corporation
("RE Advisers"), currently the Fund's administrator, and subadvised by Mercator Asset Management, L.P.
("Mercator"). In addition, the Fund's current investment policy to invest at least 80% of its total assets in stocks in the Index under normal conditions will be eliminated.

Investment Strategy. The Fund's investment strategy will be to invest primarily in equity securities
(common stocks, preferred stocks and securities convertible to common or preferred stocks) traded principally outside the United States, including emerging markets, believed to be undervalued and thereby offering above-average potential for capital appreciation. As the Fund's subadviser, Mercator will perform the day-to-day investment management activities of the Fund. Mercator's investment approach is to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator segregates several hundred stocks into its proprietary database. The stocks in this universe are then ranked from most to least attractive; the most highly ranked stocks are then subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry and macro factors. Under normal market conditions, the Fund will invest primarily in at least three countries, not including the United States. The Fund may invest in securities of issuers of any capitalization. Although the Fund intends to invest primarily in equity securities, the Fund may invest in fixed income securities and derivatives. From time to time the Fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Management of the Fund. As described in your prospectus, RE Advisers currently serves as investment manager to six other series of Homestead Funds, Inc. As investment manager, RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies. Additionally, with respect to the Fund, RE Advisers will oversee Mercator to ensure compliance with the Fund's investment policies and will monitor Mercator's adherence to its investment style.
Re Advisers will pay Mercator out of the fees it receives from the Fund. The Board of Directors supervises RE Advisers and Mercator and establishes policies that they must follow in providing their management and advisory services to the Fund.
For its management services to the Fund, RE Advisers will be entitled to receive an annual management fee of 0.75% of the Fund's average daily net assets.

As subadviser, Mercator will select, buy, and sell securities for the Fund in accordance with the Fund's investment objective and policies and under the supervision of RE Advisers and the Board of Directors. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership owned by its executive officers, and as of December 31, 2005, managed over $10 billion in assets including separate accounts and commingled funds. The firm manages money for several of the largest U.S. corporate and public pension plans. The investment team, comprised of six highly qualified members, averages 25 years of investment experience and focuses its efforts on research. The firm believes that value added is from the fundamental analysis and stock selection skills of its professionals. For its services to the Fund, Mercator will be entitled to receive from RE Advisers an annual fee of 0.50% of the Fund's average daily net assets.

Fees and Expenses. The fees for the Fund shown in the table below and used in the example that follows have been restated to reflect the change in expenses resulting from the Fund's change from a passively managed index fund to an actively managed fund on June 12, 2006. However, total operating expenses for the Fund are expected to be limited to 0.99% because of contractual waivers by RE Advisers. These waivers may be eliminated by RE Advisers with 90 days' notice and Board approval.

Management Fees	0.75%
Other Expenses	0.85%
Gross Total Operating Expenses	1.60%
Fee Waivers	0.61%
Net Total Operating Expenses	0.99%

The example below is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund with a redemption at the end of each time period. It also assumes the Fund has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1900